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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2004

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                           METRETEK TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           DELAWARE                    0-19793                  84-11698358
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

     303 EAST 17TH AVENUE, SUITE 660, DENVER, COLORADO               80203
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 785-8080

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 30, 2004, Metretek Technologies, Inc., a Delaware corporation (the "Company"), notified Deloitte & Touche LLP ("Deloitte") of its decision to dismiss Deloitte as the Company's independent registered public accounting firm. In addition, on September 30, 2004, the Company selected Hein and Associates LLP ("Hein") to replace Deloitte as the Company's independent registered public accounting firm. The decisions to dismiss Deloitte and to select Hein were approved by the Audit Committee of the Board of Directors of the Company.

         The audit reports of Deloitte on the consolidated financial statements of the Company as of and for the past two fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and such audit reports were not qualified or modified as to any uncertainty, audit scope or accounting practice, except that Deloitte's independent auditor's report on the Company's consolidated financial statements for the fiscal year ended December 31, 2002 contained an explanatory paragraph relating to a change in method of accounting for goodwill and other intangible assets with infinite lives as required by Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," which was effective January 1, 2002 and to a change in the Company's method of accounting for contracts from the completed-contract method to the percentage-of-completion method.

         During the Company's two most recent fiscal years and subsequent interim periods, there have not been any disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report. In addition, during the Company's two most recent fiscal years and subsequent interim periods, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred.

         The Company has provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements in this Item and, if not, stating the respects in which it does not agree. A copy of Deloitte's letter, dated October 1, 2004, is attached to this Report as Exhibit 16.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (C) EXHIBITS

               16.1 Letter of Deloitte & Touche, dated October 1, 2004, to the Securities and Exchange Commission




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       METRETEK TECHNOLOGIES, INC.


                                       By: /s/ W. Phillip Marcum
                                           ------------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer



Dated:   October 6, 2004